UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: May 14, 2026
(Date of earliest event reported)

KIMBERLY-CLARK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
P.O. Box 619100
Dallas, TX
75261-9100
(Address of principal executive offices)
(Zip code)

Registrant’s telephone number, including area code: (972) 281-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock-$1.25 par value	KMB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)    The Corporation held its 2026 Annual Meeting of Stockholders on May 14, 2026.

(b)    The stockholders (1) elected all of the Corporation’s nominees for director, (2) ratified the selection of Deloitte & Touche LLP as our independent auditors for 2026, (3) approved the compensation of our named executive officers on an advisory basis, and (4) did not approve the stockholder proposal to require an independent Board Chair.

The final voting results on each of the matters submitted to a vote are as follows:
1.Election of Directors:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Sylvia M. Burwell	240,191,880	2,496,791	545,738	46,305,035
John W. Culver	239,464,068	3,206,688	563,875	46,305,035
Michael D. Hsu	229,430,259	11,170,642	2,633,729	46,305,035
Mae C. Jemison, M.D.	236,407,419	6,286,180	541,032	46,305,035
Deeptha Khanna	240,250,294	2,417,785	566,551	46,305,035
S. Todd Maclin	240,068,311	2,593,494	572,825	46,305,035
Deirdre A. Mahlan	240,307,009	2,371,191	556,430	46,305,035
Sherilyn S. McCoy	240,670,346	2,018,752	545,532	46,305,035
Christa S. Quarles	239,601,472	3,080,850	552,116	46,305,035
Jaime A. Ramirez	239,960,951	2,693,381	580,299	46,305,035
Joseph Romanelli	240,360,082	2,297,925	576,624	46,305,035
Dunia A. Shive	237,146,744	5,488,424	599,463	46,305,035
Mark T. Smucker	238,171,239	4,488,749	574,643	46,305,035
2.Ratification of Deloitte & Touche LLP as Independent Auditors for 2026:

Votes For	Votes Against	Abstentions
271,479,168	17,253,057	807,439

3.Advisory Approval of Named Executive Officer Compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
227,376,231	14,569,707	1,288,692	46,305,035

4.Stockholder Proposal to Require Independent Board Chair:

Votes For	Votes Against	Abstentions	Broker Non-Votes
81,710,364	159,903,197	1,621,025	46,305,035

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date:	May 14, 2026	By:	/s/ Grant B. McGee
Grant B. McGee Senior Vice President and General Counsel